Filed Pursuant to Rule 497

File Nos 333-152915 & 811-22227

IQ HEDGE MULTI-STRATEGY TRACKER ETF

IQ HEDGE MACRO TRACKER ETF

IQ HEDGE MARKET NEUTRAL TRACKER ETF

IQ REAL RETURN ETF

IQ GLOBAL RESOURCES ETF

IQ MERGER ARBITRAGE ETF

IQ AUSTRALIA SMALL CAP ETF

IQ CANADA SMALL CAP ETF

IQ GLOBAL AGRIBUSINESS SMALL CAP ETF

IQ GLOBAL OIL SMALL CAP ETF

IQ U.S. REAL ESTATE SMALL CAP ETF

Series of the IndexIQ ETF Trust

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Supplement dated December 16, 2014 to the Summary Prospectuses, Prospectuses and

Statements of Additional Information (“SAI”), each dated August 28, 2014

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This supplement is being provided to inform you of an upcoming proxy of IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Real Return ETF, IQ Global Resources ETF, IQ Merger Arbitrage ETF, IQ Australia Small Cap ETF, IQ Canada Small Cap ETF, IQ Global Agribusiness Small Cap ETF, IQ Global Oil Small Cap ETF, and IQ U.S. Real Estate Small Cap ETF (the “Funds”), which are series of the IndexIQ ETF Trust (the “Trust”).

IQ Acquisition.

IndexIQ Advisors LLC (the “Advisor”) has advised the Board of Trustees (the “Board”) of the Trust that, under an Agreement and Plan of Merger (the “Merger Agreement”), control of the Advisor will be acquired by New York Life Investment Management Holdings LLC (“NYL Investments”) when the Advisor’s parent company is acquired by NYL Investments pursuant to the Merger Agreement (the “IQ Acquisition”), which is expected to occur in April 2015. Under existing law, a change in control of the Advisor is deemed to be an assignment that results in the automatic termination of the Advisor’s existing investment advisory agreement with the Trust.

The Board, including a majority of the Independent Trustees, has determined to approve the engagement of the Advisor as the investment advisor of the Funds, effective if and when the IQ Acquisition closes. Under current law, Fund shareholders are required to approve the engagement of the Advisor if and when the IQ Acquisition closes.

The Trust’s new investment advisory agreement with the Advisor that will be in effect upon the IQ Acquisition closing will be substantially identical to the Trust’s existing investment advisory agreement with the Advisor. Under the new arrangement, the Advisor will continue to serve as the investment advisor providing investment management services to the Funds. The Advisor will be paid under the new agreement the same fees that currently are being paid by each Fund. Key personnel of the Advisor will be retained by the Advisor as part of the IQ Acquisition.

Election of Two Trustee Nominees.

In addition, the Nominating Committee of the Board has recommended the nomination of two new Independent Trustees to stand for election by shareholders of the Trust. The Board approved of the recommended nominations of Michael A. Pignataro and Paul D. Shaeffer as Independent Trustees who, if elected by the shareholders, will begin their service on the Board if and when the IQ Acquisition closes.

As a result, in the first quarter of 2015, shareholders of the Trust will receive a proxy statement which will seek shareholder approval of (i) the engagement of the Advisor as investment adviser to the Funds, effective upon the closing of the IQ Acquisition, and (ii) the election of the two new Independent Trustees, effective upon the closing of the IQ Acquisition. If the shareholders of the Funds approve the proposals, the Advisor will be the investment adviser to the Funds and Messrs. Pignataro and Shaeffer will serve as Independent Trustees of the Trust, effective at the time the IQ Acquisition closes.

Investors Should Retain This Supplement for Future Reference